LOAN AND SECURITY AGREEMENT

         THIS LOAN AND SECURITY AGREEMENT (this "Agreement") is made as of March 25, 1998 by and between ARE-4757 NEXUS CENTRE, LLC, a Delaware limited liability company ("Lender"), and MATRIX PHARMACEUTICAL, INC., a Delaware corporation ("Borrower"), with respect to the following Recitals:


                                 R E C I T A L S

                  A. Borrower is the owner of the Improvements (as hereinafter defined).

                  B. Borrower desires to borrow from Lender, and Lender is willing to loan to Borrower, the principal amount of Six Million Dollars ($6,000,000.00) for the purposes and upon the terms set forth herein.


                                A G R E E M E N T

         NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                65535RT65535CLE 1
                               GENERAL DEFINITIONS

         When used herein, the following initially capitalized terms shall have the following meanings:

         "Affiliate" means, with respect to any Person, any other Person which controls, is controlled by, or is under common control with the Person in question. For the purposes of the foregoing definition, "controls" (and its correlative terms "controlled by" and "under common control with") means possession by the applicable Person of the power to direct or cause the direction of the management and policies thereof, whether through the ownership of voting securities, by contract, or otherwise.

         "Agreement" means this Loan and Security Agreement, together with all supplements, amendments and modifications hereto and all extensions and renewals hereof.

         "Attorneys' Fees," "Attorneys' Fees and Costs," "attorneys' fees" and "attorneys' fees and costs" mean the reasonable fees and expenses of counsel to the applicable parties to the Loan Documents, which may include printing, photostating, duplicating, facsimilating, messengering, filing and other expenses, air freight charges, and fees billed for law clerks, paralegals, librarians and others not admitted to the bar but performing services under the supervision of an attorney. The terms "attorneys' fees" or "attorneys' fees and costs" shall also include, without limitation, all such fees and expenses incurred with respect to appeals, arbitrations, bankruptcy proceedings and any post-judgment proceedings to collect any judgment, and whether or not any action or proceeding is brought with respect to the matter for which, such fees and expenses were incurred, but shall not include any such fees or expenses incurred in connection with the preparation and negotiation of the Lease or the Purchase Agreement. The recovery of post-judgment fees, costs and expenses is separate and several and shall survive the merger of the applicable Loan Documents into any judgment.

         "Bankruptcy Code" means Titles 7, 11 or 13 of the U.S. Code, as applicable, or any similar federal or state laws for the relief of debtors, each as hereafter amended.

         "Business Day" means any day other than a Saturday, a Sunday, a legal holiday under the laws of the State of California or a day on which commercial banks in such state are authorized or required by law or other governmental action to be closed.

         "Closing Date" means the date of the closing of the Loan and the recordation of the Deed of Trust in the Official Records of the County in which the Project is situated.

         "Contractual Obligation" as applied to any Person means any provision of any instrument, document or security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which any of its properties is bound or to which it or any of its properties is subject.

         "Deed of Trust" means that certain Deed of Trust and Fixture Filing of even date herewith executed by Borrower, as trustor, to Chicago Title Insurance Company, as trustee, and naming Lender, as beneficiary, to be recorded on the Closing Date in the Official Records of the County in which the Project is situated.

         "Default  Interest  Rate" means an interest  rate that is the lesser of
(i) eighteen percent (18%) per annum or (ii) the maximum rate permitted by law.

         "Environmental Laws" is defined in the Lease.

         "Event of Default" means any of the events specified in Section 6.1.

         "Formation Documents" means (a) as to any corporation, its articles of incorporation and bylaws, (b) as to any limited partnership, its Certificate of Limited Partnership and partnership agreement, (c) as to any general partnership or joint venture, its Statement of Partnership and partnership agreement, (d) as to any limited liability company, its articles or certificate of organization and operating agreement, and (e) as to any trust, its trust agreement and a certification of the current trustees thereof, each of the foregoing together with all supplements, amendments and modifications.

         "General Partner" or "general partner" means the general partners of the partnership in question, together with any constituent general partners of such general partners.

         "Governmental Agency" means any federal, state, municipal or other governmental or quasi-governmental court, agency, authority or district.

         "Hazardous Substances" is defined in the Lease.

         "Improvements" means all fixtures and interior improvements located within the manufacturing suites cross-hatched on Exhibit B-1 attached hereto (which manufacturing suites are located within the buildings upon the Project), including, without limitation, the fixtures and improvements to the extent constituting real property and located therein and identified on Exhibit B-2 attached hereto, together with all present and future attachments, accessions, replacements, substitutions and additions thereto or therefor, and together with all insurance proceeds relating to the loss of or damage to such fixtures or improvements which Borrower receives from any policy of insurance covering any of the foregoing property now or hereafter acquired by Borrower.

         "Indemnitees"  means,   collectively  and  individually,   Lender,  its
Affiliates and its and their directors, officers, agents, employees, successors and assigns.

         "Laws" means all federal, state, county, municipal and other governmental and quasi-governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting Borrower's interest in the Project or Borrower's occupancy, operation, ownership or use thereof, whether now or hereafter enacted and in force including, without limitation, the Americans With Disabilities Act, 42 U.S.C. ss.ss. 12101-12213 (1991) and all Environmental Laws, any zoning or other land use entitlements and any requirements which may require repairs, modifications or alterations in or to the Project, all Permits and all covenants, agreements, restrictions and encumbrances running in favor of any Person, contained in any instruments, either of record or known to Borrower, at any time in force affecting Borrower's interest in the Project or Borrower's occupancy, operation, ownership or use thereof.

         "Lease" means that certain Lease of even date herewith by and between Lender, as landlord, and Borrower, as tenant, pursuant to which Borrower has leased from Lender a portion of the Project.

         "Lien" means any mortgage, deed of trust, pledge, security interest, encumbrance, lien, charge or claim of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and/or the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) with respect to Borrower's interest in the Project or the Personal Property or any portion thereof or interest therein.

         "Loan"  means the loan to Borrower as more  particularly  described  in
Section 2.1.

         "Loan Documents" means the documents described in Section 3.1, and all other documents securing, or executed in connection with, the Loan, together with all renewals, substitutions, extensions, modifications or replacements thereof.

         "Maturity Date" means the date set forth in the Note upon which the entire principal amount of the Loan, together with all other amounts owing to Lender under the Loan Documents, shall be due and payable.

         "Note" means that certain Secured Promissory Note of even date herewith in the principal amount of Six Million Dollars ($6,000,000.00) executed by Borrower, as maker, in favor of Lender, as holder, substantially in the form of Exhibit D attached hereto, and any and all modifications, extensions, renewals and replacements thereof.

         "Permits" means all permits, licenses, franchises, approvals, variances and land use entitlements necessary for Borrower's occupancy, operation, ownership and use of the Project.

         "Permitted Liens" means the liens and encumbrances identified on Exhibit E attached hereto.

         "Person" means and includes natural persons, corporations, limited liability companies, limited liability partnerships, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, real estate investment trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         "Personal Property" means all personal property described on Exhibit C attached hereto, together with all present and future attachments, accessions, replacements, substitutions and additions thereto or therefor, and together with all insurance proceeds relating to the loss of or damage to such personal property which Borrower receives from any policy of insurance covering any of the foregoing property now or hereafter acquired by Borrower; provided, however, that "Personal Property" shall not include any of Borrower's inventory or work in process.

         "Potential Default" means a condition or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default under any of the Loan Documents or the Lease.

         "Principals" means individually and collectively Borrower, its general partners, managing members and major shareholders, as applicable, and each of such parties' constituent general partners, managing members and major shareholders, as applicable.

         "Project" means that certain parcel of land described on Exhibit A attached hereto.

         "Project Documents" means (a) all agreements to which Borrower is a party now or hereafter in effect with any contractor, architect or engineer, including, without limitation, any design architect, landscape architect, civil engineer, electrical engineer, environmental engineer, soils engineer or mechanical engineer, in connection with Borrower's interest in the Project; (b) all other agreements to which Borrower is a party now or hereafter in effect with any property manager or broker with respect to the management, subleasing, or operation of Borrower's interest in the Project; (c) all as-built plans and specifications and surveys for the Project; (d) all Permits; and (e) all renewals, substitutions, extensions, modifications or replacements of any of the foregoing.

         "Purchase Agreement" means that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated as of February 3, 1998, by and between Borrower, as seller, and Alexandria Real Estate Equities, Inc., a Maryland corporation, as buyer.

         "Related Parties" means Borrower, Principals, any Affiliate of Borrower or Principals, any partnership of which Borrower or any Principal is a general partner, and any limited liability company of which Borrower or any Principal is a manager or managing member.

         "Secured Obligations" is defined in the Deed of Trust.

         "Tax Identification Number" means Borrower's employer identification number or social security number, which is 94-2957068.

         "Title Policy" means an American Land Title Association Extended Coverage Policy of Title Insurance (1970 version, amended 10/17/70 only), issued by Chicago Title Insurance Company ("Title Company"), insuring Lender that on the Closing Date the Deed of Trust is a valid first lien on the Improvements, and is in the amount of the Loan. The Title Policy shall contain such endorsements as Lender reasonably requires and shall be subject only to such exceptions to coverage as approved by Lender in writing prior to the Closing Date.


                                65535RT65535CLE 2
                                   LOAN TERMS

         2.1      Loan and Disbursements of Loan Proceeds.

                  Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of Borrower set forth in the Loan Documents, Lender agrees to make to Borrower, and Borrower agrees to accept from Lender, a loan (the "Loan") in the principal amount of Six Million Dollars ($6,000,000.00). The Loan proceeds shall be disbursed by Lender on the Closing Date.

         2.2      Evidence of Indebtedness and Maturity.

                  Borrower shall execute and deliver to Lender, on or before the Closing Date, the Note evidencing the Loan. Borrower agrees to repay the indebtedness evidenced by the Note in accordance with the terms thereof and the terms hereof. The outstanding principal balance of the Loan, together with accrued and unpaid interest thereon and all other amounts payable by Borrower under the Loan Documents shall be due and payable on the Maturity Date.

         2.3      Interest Rate.

                  The Loan shall bear interest at the rate per annum specified in the Note.


                                65535RT65535CLE 3
                               CONDITIONS TO LOAN

         3.1      Condition Precedent to Closing of Loan.

                  As a condition precedent to Lender's obligation to close the Loan and disburse any Loan proceeds, on or before the Closing Date Borrower must satisfy and fulfill each of the following conditions precedent to closing, to the satisfaction of Lender:

                  A. Loan Documents. Borrower shall deliver to Lender the following documents, each duly executed and acknowledged by a notary public where necessary, and in form and substance satisfactory to Lender:

                           (i)      This Agreement;
                           (ii)     The Lease;
                           (iii)    The Note;
                           (iv)     The Deed of Trust; and
                           (v)      A  California   UCC-1  Financing   Statement
relating to the Personal Property and the Improvements (to the extent that the Improvements or any portion thereof or proceeds therefrom constitute personal property), to be filed with the California Secretary of State, together with UCC-1 Financing Statements for such other States as are required by Lender.

                  B.  Title.   The  Title  Company  shall  be  irrevocably   and
unconditionally committed to issue the Title Policy to Lender in the form and with such endorsements required by Lender.

                  C. Opinion. Borrower's counsel shall be committed to deliver to Lender an opinion regarding the enforceability and the due authorization, execution and delivery of this Agreement, the Note and the Deed of Trust, in form and substance, and containing such assumptions and qualifications, as may be reasonably satisfactory to Lender's counsel.

                  D. Truth of Representations and Warranties. The representations and warranties of Borrower contained herein and in the other Loan Documents, the Lease and the Purchase Agreement shall be true, correct and complete in all material respects on the Closing Date.

                  E. No Default. As of the Closing Date, no event shall have occurred or would result from the funding of the Loan that would constitute an Event of Default or a Potential Default.


                                65535RT65535CLE 4
                               SECURITY AGREEMENT

         4.1      Grant of Security Interest.

                  As security for the payment and performance of the Secured Obligations, subject to the terms and conditions hereof, Borrower hereby assigns, transfers and grants to Lender, and there is hereby created in favor of Lender, a security interest under the California Commercial

Code in and to the Personal Property and the Improvements (to the extent that the Improvements or any portion thereof or proceeds therefrom constitute personal property), whether now owned or hereafter acquired, and in all proceeds thereof (and proceeds of proceeds). This Agreement shall constitute a security agreement pursuant to the California Commercial Code with respect to the Personal Property and the Improvements (to the extent that the Improvements or any portion thereof or proceeds therefrom constitute personal property) and the proceeds thereof, with Borrower the "Debtor" and Lender the "Secured Party" as such terms are used therein.

         4.2 Representations, Agreements and Covenants Regarding Personal Property and Improvements.

                  In order to induce Lender to enter into this Agreement and make the Loan, Borrower represents, warrants and covenants as follows:

                  A. Except for the security interest in favor of Lender and the Permitted Liens, Borrower is, and as to any of the Personal Property or the Improvements acquired after the date hereof will be, the sole owner of such Personal Property and Improvements, free from any adverse lien, security interest, or adverse claim of any kind whatsoever. Borrower will notify Lender of and will defend such Personal Property and Improvements against all claims and demands of all persons at any time claiming any interest therein.

                  B. Borrower will keep the Personal Property and the Improvements in good condition and repair, and will not misuse, abuse, allow to deteriorate, waste or destroy such Personal Property or Improvements or any part thereof, except for ordinary wear and tear resulting from normal and expected use in the ordinary course of Borrower's business, which shall be promptly replaced by Borrower with property of similar nature and of equal or greater value unless obsolete.

                  C. Borrower will not, without the prior written consent of Lender, sell, offer to sell or otherwise transfer, exchange or dispose of the Personal Property or the Improvements or any interest therein, unless such Personal Property or Improvements are being replaced by collateral of similar nature and of equal or greater value. If the Personal Property or the Improvements or any part thereof are sold, transferred, exchanged, or otherwise disposed of (either with or without the written consent of Lender), the security interest of Lender shall extend to the proceeds of such sale, transfer, exchange or other disposition and Borrower will hold such proceeds in a separate account for Lender's benefit and will, at Lender's request, transfer such proceeds to Lender.

                  D. The tangible Personal Property will be kept on or at the Project and Borrower will not, without the prior written consent of Lender, remove the Personal Property or the Improvements (to the extent that the Improvements or any portion thereof constitute personal property) therefrom or otherwise sever the Improvements from the Project except such portions or items of such Personal Property or Improvements which are consumed or worn out in ordinary usage or due to casualty not caused by Borrower, all of which shall be promptly replaced by Borrower as provided in Section 4.2(B).

                  E. Borrower will immediately notify Lender in writing of any change in its place of business or the adoption or change of any trade name or fictitious business name, and will, within ten (10) days after Lender's request, execute any additional financing statements or other certificates reasonably requested by Lender to reflect such change.

                  F. The Personal Property and the Improvements are not and will not be used or bought for personal, family or household purposes.

                  G. Borrower shall immediately notify Lender of any claim against the Personal Property or the Improvements adverse to the interest of Borrower or Lender therein.

                  H. Lender may examine and inspect the Personal Property and the Improvements at any reasonable time, wherever located, upon reasonable prior notice to Borrower.

         4.3      Affixed Collateral.

                  The inclusion in Section 4.1 of any Personal Property or Improvements (to the extent that the Improvements or any portion thereof constitute personal property) which may now be or hereafter become affixed or in any manner attached to the Project shall be without prejudice to any claim at any time made by Lender that such Personal Property or Improvements are or have become a part of or an accession to the Project.

         4.4      Further Security Agreements.

                  Borrower agrees to take such actions and, within ten (10) days after Lender's request, to execute, deliver and file and/or record such documents, agreements and financing statements as may be reasonably necessary to evidence the security interest set forth in Section 4.1, to establish the priority thereof and to carry out the intent and purpose of this Article 4.

         4.5      Borrower's License.

                  Notwithstanding anything to the contrary herein, as long as there shall exist no Event of Default hereunder, Borrower shall have the right under a license hereby granted by

Lender to collect, but not prior to accrual, all cash proceeds arising from (i) Borrower's ownership of the Personal Property and Improvements, (ii) Borrower's leasehold interest in the Project as a result of Borrower's leasing or licensing thereof and (iii) the ordinary course of Borrower's business in the Project; provided that, except as otherwise provided herein, Borrower shall not sell, encumber, pledge or otherwise dispose of the Personal Property or Improvements without the Lender's prior written approval, which may be withheld in Lender's sole discretion.


                                65535RT65535CLE 5
                    BORROWER'S REPRESENTATIONS AND WARRANTIES

         As an inducement to Lender to execute this Agreement and make the Loan, Borrower represents and warrants to Lender the truth and accuracy of the matters set forth in this Article 5.

         5.1      Organization, Power, Good Standing, and Business.

                  Borrower is a corporation duly formed, validly existing and in good standing under the Laws of the State of Delaware and, if formed under the Laws of a jurisdiction other than the State of California, has registered to do business and is in good standing under the Laws of the State of California. Borrower has the full power and authority to own and operate its properties, to carry on its business as now conducted, to enter into each Loan Document, and to carry out the transactions contemplated hereby and thereby. Borrower does not do business under any trade name or fictitious business name other than "Matrix Pharmaceutical". Borrower has delivered to Lender true, correct and complete copies of its Formation Documents and such Formation Documents have not been amended or modified except pursuant to agreements delivered to Lender prior to the date hereof.

         5.2      Authorization of Borrowing, etc.

                  A. Authorization of Borrowing. The execution, delivery and performance of the Loan Documents and the issuance, delivery and payment of the Note have been duly authorized by all necessary action of Borrower.

                  B. No Conflict. The execution, delivery and performance by Borrower of each applicable Loan Document do not and will not (i) violate any Law applicable to any such Person, the Formation Documents of any such Person, or any order, judgment or decree of any court or other Governmental Agency binding on any such Person; (ii) conflict with, result in a breach of or constitute (with the giving of notice or the passage of time or both) a default under any Contractual Obligation of any such Person; (iii) result in or require the creation or imposition of any Lien of any nature on Borrower's properties or assets other than the Liens in favor of Lender under the Loan Documents; or (iv) require any approval or consent of any Person under any Contractual Obligation of Borrower.

                  C. Governmental Consents. The execution, delivery and performance by Borrower of each applicable Loan Document does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Agency or other Person.

                  D. Binding Obligation. The Note and the other Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.

         5.3      Actions.

                  There is no action, suit, proceeding or arbitration, before or by any Governmental Agency or other Person, pending or, to Borrower's best knowledge, threatened against or affecting Borrower, any of the Principals or any properties or rights of Borrower or any of the Principals, which might adversely affect Lender's rights or remedies under the Loan Documents, the business, assets, operations or financial condition of any such party or its ability to perform its obligations under the Loan Documents. As of the date hereof, there are no outstanding judgments against the Related Parties or their property.

         5.4      Financial Position.

                  A. Financial Information. All financial statements and financial data delivered to Lender in connection with the Loan and/or relating to Borrower and the Principals are true, correct and complete in all material respects and accurately present the financial position of such parties as of the date thereof. No material adverse change has occurred in the financial position disclosed by any financial statements or financial data delivered to Lender.

                  B. Bankruptcy and Insolvency. Neither Borrower nor any of the Related Parties has filed or been the subject of any bankruptcy, insolvency, reorganization, dissolution or similar proceeding or any proceeding for the appointment of a receiver or trustee for all or any substantial part of their respective property. Neither Borrower nor any of the Related Parties has admitted in writing its inability to pay its debts when due, made an assignment for the benefit of creditors or taken other similar action.

                  C. Other Borrowing. Except for the Loan, no borrowings have been made by

Borrower which are secured by the Improvements or which might give rise to any Lien other than the Liens created by the Loan Documents.

         5.5      Liens.

                  Borrower is the sole owner of the Improvements free from any adverse Liens, except for Liens and other rights in favor of Lender and for the Permitted Liens. Borrower has paid in full all contractors, materialmen, laborers, architects or other such Persons hired by Borrower to perform services or work with respect to the Improvements and all statutory lien periods have expired with respect to any such services or work. No previous assignment, sale, pledge, encumbrance or other hypothecation of the Improvements has been made (except for Permitted Liens and pledges and encumbrances which have been released in full prior to the date hereof or will be released in full concurrently with the funding of the Loan).

         5.6      Defects.

                  To the best of Borrower's knowledge, there are no defects, facts or conditions affecting the Improvements or any portion thereof which would make the Improvements unsuitable for their intended operation, use or sale.

         5.7      No Defaults.

                  No Potential Default or Event of Default exists under this Agreement, the Lease, the Purchase Agreement or any of the other Loan Documents. To the best of Borrower's knowledge, no default by Borrower exists under any Contractual Obligation which would have a material adverse effect on Borrower's ability to repay the Loan or to perform its obligations under any of the Loan Documents or the Lease.

         5.8      Disclosure.

                  No representation or warranty of Borrower contained in this Agreement, the Lease, the Purchase Agreement or any Loan Document contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.


                                65535RT65535CLE 6
                              BORROWER'S COVENANTS

                  Borrower covenants and agrees that, until the Loan and all other amounts owing to Lender under the Loan Documents have been paid in full and all Secured Obligations have been satisfied, Borrower shall perform all of the covenants in this Article 6.

         6.1      No Liens.

                  Borrower shall not permit any Lien to be made or filed with respect to the Improvements except for Liens which are being contested in good faith, for which adequate reserves have been established and which do not pose an imminent risk to the Improvements or the Personal Property. Borrower shall be the sole owner of the Improvements, free from any adverse Liens, except for Permitted Liens and Liens in favor of Lender. Borrower shall not assign, sell, pledge, encumber or otherwise hypothecate all or any portion of the Improvements.

         6.2      Compliance with Laws.

                  Borrower shall comply with all Laws applicable to Borrower, its property, Borrower's interest in the Project, the Personal Property, the Improvements and/or Borrower's occupancy, operation, ownership or use thereof.

         6.3      Inspection.

                  During normal business hours and upon reasonable advance notice, Borrower shall permit Lender and any Person designated by Lender to visit and inspect the Improvements.

         6.4      Environmental Matters.

                  Borrower shall comply and cause all persons entering the Project to comply with all Environmental Laws and all of Borrower's covenants relating to Hazardous Substances set forth in the Lease.

         6.5      Insurance Requirements.

                  Borrower shall procure and maintain, or cause to be procured and maintained, at all times until the repayment of the Loan and the satisfaction of the Secured Obligations, policies of insurance in form and amounts satisfying the requirements of the Lease.

         6.6      Notice of Proceeding.

                  Borrower will promptly notify Lender of any action, suit, proceeding or arbitration (including, without limitation, any judicial or nonjudicial foreclosure proceeding, any voluntary or involuntary bankruptcy proceeding or any proceeding for the appointment of a receiver), commenced or threatened against Borrower, the Improvements, Borrowers' interest in the Project or any portion thereof or interest therein. Borrower shall deliver to Lender copies of all notices and other information in connection with any action, suit, proceeding or arbitration promptly upon receipt or transmittal thereof.

         6.7      Representations and Warranties.

                  Until repayment of the Loan and all other amounts owing to Lender under the Loan Documents and the satisfaction of all other Secured Obligations, the representations and warranties set forth in Article 5 shall remain true and correct.

         6.8      Financial Reporting.

                  Borrower shall deliver to Lender (a) within thirty days following the end of each fiscal quarter of Borrower, Borrower's unaudited financial statements and accompanying notes for such quarter and year to date, certified by Borrower to be true, correct and complete in all respects, (b) within sixty days following the end of each fiscal year of Borrower, Borrower's audited financial statements and accompanying notes for such year, certified by Borrower to be true, correct and complete in all respects, (c) within ten business days following the occurrence of any event or circumstance which could reasonably be expected to have a material adverse affect upon the business, prospects or financial condition of Borrower, notice thereof together with Borrower's plans to address such event or circumstance, (d) promptly following the preparation or submission of such items, copies of all 10-K's, 10-Q's, 8-K's, proxy statements, annual reports, Business Plans and other materials as may be reasonably requested by Buyer pertaining to the financial condition of Seller.


         6.9      Further Assurances.

                  Borrower shall execute and deliver from time to time, within ten (10) business days after any request by Lender, any and all instruments, agreements and documents and shall take such other action as may be reasonably necessary or desirable in the opinion of Lender to maintain, perfect or insure Lender's security provided for herein and in the other Loan Documents, including, without limitation, the execution of UCC-1 renewal statements, the execution of such amendments to the Deed of Trust and the other Loan Documents and the delivery of such endorsements to the Title Policy, all as Lender shall reasonably require, and to the extent that such actions are required as a result of Borrower's activities or an Event of Default, Borrower shall pay all fees and expenses (including reasonable attorney's fees) related thereto, and in all other circumstances Lender shall be responsible for its own fees and expenses.


                                65535RT65535CLE 7
                           EVENTS OF DEFAULT; REMEDIES

         7.1      Events of Default.

                  The occurrence of any of the following events shall constitute an Event of Default under this Agreement and the other Loan Documents:

                  A. Failure to Make Payments When Due. Borrower's failure to pay any principal, interest or other monies due under this Agreement, the Lease or any of the other Loan Documents within three (3) days after written notice that such amount is due (provided, however, that Lender shall have no obligation to give Borrower written notice more than two times in any twelve month period).

                  B. Breach of Covenants. Borrower's failure to perform or comply with any other term, obligation or condition contained in this Agreement or any of the other Loan Documents, within thirty (30) days after the delivery of written notice from Lender of such failure; provided that if such default is not reasonably capable of being cured within such thirty (30) day period, such failure shall not constitute an Event of Default so long as Borrower commences the cure of such default within such thirty (30) day period and diligently prosecutes such cure to completion within sixty (60) days after such written notice from Lender.

                  C. Breach of Warranty. Any representation, warranty, certification or other statement made by Borrower herein or in any other Loan Document or in any statement or certificate at any time given by Borrower or any of the Principals to Lender in writing in connection with the Loan shall be materially false or misleading.

                  D.       Involuntary Bankruptcy; Appointment of Receiver, etc.

                  (i) A court having proper jurisdiction shall enter a decree or order for relief with respect to Borrower in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed within seven (7) days after entry and dismissed within ninety (90) days after the entry of such order; or any other similar relief shall be granted under any applicable federal or state law; or

                  (ii) An involuntary case is commenced against Borrower or any of the Principals, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Borrower or any of the Principals or over all or a substantial part of their respective property, shall be entered; or the involuntary appointment of an interim receiver, trustee or other custodian of Borrower or any of the Principals, for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the respective property of Borrower or any of the Principals, and the continuance of any such event in this clause (ii) for ninety
(90) days unless dismissed or discharged.

                  E.       Voluntary Bankruptcy; Appointment of Receiver, etc.

                  (i) Borrower or any of the Principals shall have an order for relief entered with respect to them or commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of their respective property; the making by Borrower or any of the Principals of any assignment for the benefit of creditors; or

                  (ii) The inability or failure of Borrower or any of the Principals, or the admission by Borrower or any of the Principals in writing of its inability, to pay their respective debts as such debts become due.

                  F. Lien Priority. Lender fails to have a legal, valid binding and enforceable first priority Lien on the Improvements and the Personal Property subject only to Permitted Liens.

                  G. Unapproved Transfers. Any transfer of the Improvements, the Personal Property, Borrower's interest in the Lease or any interest in Borrower occurs without Lender's prior written consent or otherwise in accordance with of the Loan Documents.

                  H. Failure to Maintain Insurance. Borrower fails to maintain or cause to be maintained the insurance coverage required by Section 6.5.

                  I. Other Liens. Without limiting the provisions of Section 6.1 of this Agreement, Borrower defaults under any Lien (other than the Liens created by the Loan Documents) or foreclosure or other proceedings are commenced to enforce any Lien (other than the Liens created by the Loan Documents).

                  J. Other Loan Documents. The occurrence of an Event of Default under any of the Loan Documents other than this Agreement or the Lease (as "Event of Default" is defined therein).

                  K. Lease. The occurrence of an Event of Default under the Lease (as "Event of Default" is defined therein).

         7.2      General Remedies.

                  Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, upon the occurrence of any Event of Default
(i) at the option of Lender upon written notice to Borrower as to Sections 6.1(A) through (C) and (F) through (I), and automatically without notice to Borrower as to Sections 7.1(D), (E), (J) and (K), the unpaid principal amount of the Loan, all accrued and unpaid interest and all other Secured Obligations shall become immediately due and payable, without presentment, demand, protest, further notice or other requirements of any kind, all of which are hereby expressly waived by Borrower, (ii) Lender shall have the rights and remedies of a secured party under the California Commercial Code, and under any other applicable law, (iii) Lender may pursue all of its rights and remedies hereunder, under the other Loan Documents, at law, in equity or otherwise, including without limitation, obtaining the appointment of a receiver, provided, however, that if Lender seeks to exercise its right of sale under the Deed of Trust, the purchaser of the Improvements (including Lender or its affiliates) shall have the right to cause Borrower to enter into a lease (and Borrower shall be deemed to have elected to enter into such lease) of the Improvements to Borrower in accordance with the rent payment as set forth in Article 9 (iv) Lender may pursue any remedies available to it pursuant to California Code of Civil Procedure Section 726.5, (v) all outstanding indebtedness and all other amounts owing to Lender under the Loan Documents shall bear interest at the Default Interest Rate, and (vi) Lender shall have no further obligation to disburse Loan proceeds to Borrower.

         7.3      Specific Performance.

                  Upon the occurrence of an Event of Default, Lender may commence and maintain an action in any court of competent jurisdiction for specific performance of any of the covenants and agreements contained herein or in any of the other Loan Documents, may obtain the aid and direction of the court in the performance of any of the covenants and agreements contained herein or therein, and may obtain orders or decrees directing the same and, in the case of any sale under the Deed of Trust, directing, confirming or approving Lender's or the trustee's actions.

                                65535RT65535CLE 8

                            MISCELLANEOUS PROVISIONS

         8.1      Nonforeign Status.

                  Section 1445 of the Internal Revenue Code of 1985, as amended (the "Internal Revenue Code") and Sections 18662, 18668 and 18669 of the California Revenue and Taxation Code (the "California Tax Code") provide that a transferee of a U.S. real property interest, or California property interest, as the case may be, must withhold tax under the circumstances described therein. To inform Lender that the withholding of tax will not be required in the event of the disposition of the Improvements pursuant to the terms of the Deed of Trust, Borrower hereby certifies, under penalty of perjury, that: (a) Borrower is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Internal Revenue Code and/or California Tax Code and the regulations promulgated thereunder; and (b) Borrower's U.S. employer identification number is the Tax Identification Number; (c) Borrower's principal place of business is at the address set forth in Section 8.10, and (d) Borrower is qualified to do business in the State of California. Lender may disclose the contents of this Section 8.1 to the Internal Revenue Service or any other Governmental Agency and Borrower acknowledges that any false statement contained herein could be punished by fine, imprisonment or both. Borrower covenants and agrees to execute further certificates, which shall be signed under penalty of perjury, as Lender shall reasonably require in connection with the certifications set forth herein. The covenant set forth herein shall survive the foreclosure of the lien of the Deed of Trust or acceptance of a deed in lieu or in aid thereof.

         8.2      Assignments and Participations in Loan and Note.

                  Lender may assign its rights and delegate its obligations under this Agreement or any of the other Loan Documents and further may assign, or sell participations in, all or any part of the Loan, the Loan Documents, or any other interest herein or in the Note to any Person, all without notice to or the consent of Borrower. To the extent of any such assignment, Lender shall be relieved of its obligations with respect to the Loan and the assignee shall have the same rights, benefits and obligations as it would if it were Lender hereunder and a holder of the Note. Lender may furnish any information (including, without limitation, financial information) concerning the Improvements, the Project, Borrower, Principals and any of their assets to third parties from time to time for legitimate business purposes (provided, however, that Lender shall use reasonable efforts to maintain the confidentiality of any information provided by Borrower of a proprietary nature).

         8.3      Expenses.

                  Borrower agrees to pay, within ten (10) days after demand by Lender, all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and costs, fees of any consultants, and fees for any environmental audits, appraisal, inspections or other review required by Lender) incurred by Lender in connection with the enforcement of any of the Secured Obligations, the enforcement of any of Lender's rights and remedies under the Loan Documents, the collection of any payments owing to Lender hereunder or under any of the other Loan Documents, whether or not such enforcement and collection includes the filing of a lawsuit, or the retaking, holding, preparing for sale or selling the Improvements or the Personal Property or any portion thereof or any interest therein. Such costs and expenses shall include, without limitation, Lender's reasonable attorneys' fees and costs, including without limitation attorneys' fees and costs incurred by Lender in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving Borrower or any of the Principals which in any way affect the exercise by Lender of its rights and remedies hereunder, under any of the other Loan Documents, at law or in equity.

         8.4      Joint and Several Obligations.

                  The liability of Borrower under this Agreement and under each of the other Loan Documents shall be joint and several.

         8.5      Indemnity.

                  In addition to the duties of indemnification set forth in the Lease, Borrower hereby indemnifies and agrees to defend and hold harmless the Indemnitees from and against any and all expenses, loss, claims, damage or liability, including, without limitation, architects', engineers' and attorneys' fees and costs, to the extent arising from: (a) any use, nonuse, misuse, possession, occupation, alteration, operation, maintenance or management by Borrower of the Improvements or the Personal Property or any part thereof; (b) any negligence or willful act or omission on the part of Borrower or its agents, contractors, servants, employees, licensees or invitees; (c) any accident, injury (including death) or damage to any person or property relating to the use, nonuse, misuse, possession, occupation, alteration, operation, maintenance or management of the Improvements or the Personal Property; (d) any tax attributable to the execution, delivery, filing or recording of the Deed of Trust, the Note or the other Loan Documents; (e) any default under the Note or the other Loan Documents, or (f) any claim by or liability to any contractor or subcontractor performing work or any party supplying materials to Borrower in connection with the Improvements or the Personal Property.

         8.6      Waiver of Offset.

                  All  sums  payable  by  Borrower  pursuant  to any of the Loan
Documents shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Borrower under the Loan Documents shall in no way be released, discharged or otherwise affected (except as expressly provided in the Loan Documents) by reason of: (a) any damage to or destruction of the Improvements or any condemnation or eminent domain action affecting the Improvements or any part thereof; (b) any restriction or prevention of or interference by any third party with any use of the Improvements or any part thereof; (c) any title defect or encumbrance or any eviction from the Project or any part thereof by title paramount or otherwise;
(d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Lender, or any action taken with respect to any of the Loan Documents by any trustee or receiver of Lender, or by any court, in any such proceeding; (e) any claim which Borrower has or might have against Lender; (f) any default or failure on the part of Lender to perform or comply with any of the terms hereof or of any other agreement with Borrower; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Borrower shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Borrower waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any of the Secured Obligations.

         8.7      Amendments and Waivers.

                  This Agreement and the other Loan Documents may only be modified in writing signed by all of the parties hereto or thereto or their respective successors and assigns. No waiver of any provision of this Agreement or of any of the other Loan Documents, or consent to any departure by Borrower therefrom, shall in any event be effective without the written agreement of Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. Except as expressly required by the terms of the Loan Documents, no notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

         8.8      WAIVER OF JURY TRIAL.

                  BORROWER AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY TORT OR CONTRACT LITIGATION BASED HEREON OR ON ANY OF THE OTHER LOAN DOCUMENTS, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE NOTE, ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION THEREWITH.

         8.9      Submission of Loan Documents.

                  The submission of this Agreement or any of the other Loan Documents to Borrower or its agents or attorneys for review or signature does not constitute a commitment by Lender to make the Loan to Borrower, and the Loan Documents shall have no binding force or effect unless and until they are executed and delivered by Borrower and Lender and all of the conditions set forth in Section 3.1 have been satisfied.

         8.10     Notices.

                  Any notice, or other document or demand required or permitted under this Agreement or any of the other Loan Documents shall be in writing addressed to the appropriate address set forth below and shall be deemed delivered upon the earliest of (a) actual receipt, (b) confirmation of delivery by telecopy (provided that a copy is subsequently delivered by regular mail or overnight delivery), (c) the next Business Day after the date when sent by recognized overnight courier, or (c) the second Business Day after the date when sent by registered or certified mail, postage prepaid. Any party may, from time to time, change the address at which such written notice or other documents or demands are to be sent, by giving the other party written notice of such change in the manner hereinabove provided.

         To Borrower:               Matrix Pharmaceutical, Inc.
                                    4757 Nexus Centre Drive
                                    San Diego, California 92121
                                    Attention: Mr. Ron Lucas
                                    Telephone: (619) 824-5121
                                    Facsimile: (619) 643-5699

         With A Copy To:            Brobeck, Phlegar & Harrison
                                    550 W. "C" Street, Suite 1300
                                    San Diego, California 92101
                                    Attention: Scott Biel, Esq.
                                    Telephone: (619) 699-0289
                                    Facsimile: (619) 234-3848

         To Lender:                 ARE-4757 Nexus Centre, LLC
                                    135 N. Los Robles Avenue, Suite 250
                                    Pasadena, California 91101
                                    Attention:  Corporate Secretary

                                    Telephone:  (626) 578-0777
                                    Facsimile:  (626) 578-0770

         With A Copy to:            Alexandria Real Estate Equities, Inc.
                                    11440 West Bernardo Court, Suite 170
                                    San Diego, California  92127
                                    Attention:  Gary A. Kreitzer, Esq.
                                    Telephone:  (619) 592-6801
                                    Facsimile:    (619) 592-6814

         With A Copy To:            Skadden, Arps, Slate, Meagher & Flom LLP
                                    300 South Grand Avenue, Suite 3400
                                    Los Angeles, California  90071
                                    Attention:  George M. Eshaghian, Esq.
                                    Telephone:  (213) 687-5215
                                    Facsimile:  (213) 687-5600

         8.11     Survival of Warranties and Certain Agreements.

                  All agreements,  indemnities,  representations  and warranties made herein and in the other Loan Documents shall survive the execution and delivery of this Agreement, the making of the Loan hereunder and the execution and delivery of the Note. All representations and warranties made in this Agreement or in any of the other Loan Documents shall further survive any and all investigations and inquiries made by Lender, shall remain true, correct and complete in all material respects and shall remain continuing obligations so long as any portion of the Secured Obligations remains outstanding or unsatisfied. Notwithstanding anything in this Agreement or the other Loan Documents or implied by law to the contrary, any indemnities made by Borrower in the Loan Documents shall survive the payment of the Loan, the satisfaction of the Secured Obligations, and/or the termination of this Agreement or the other Loan Documents.

         8.12     Failure or Indulgence Not Waiver; Remedies Cumulative.

                  No failure or delay on the part of Lender or any holder of the Note or portion thereof in the exercise of any power, right or privilege hereunder or under the Note shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are separate, distinct and cumulative to, and not exclusive of, any rights or remedies otherwise available at law or in equity. No act of Lender under any of the Loan Documents shall be construed as an election to proceed under any one provision to the exclusion of any other provision, notwithstanding anything in the Loan Documents to the contrary. Borrower expressly waives all right to the benefit of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, extension, redemption, or appraisement now or hereafter provided by federal or state law, as a defense to any demand against Borrower to the fullest extent permitted by law.

         8.13     Survival of Obligations Upon Termination of Agreement.

                  No termination or cancellation (regardless of cause or procedure) of this Agreement or any of the other Loan Documents shall in any way affect or impair the powers, obligations, duties, rights, and liabilities of Borrower or Lender relating to (a) any transaction or event occurring prior to such termination or cancellation, or (b) any of the undertakings, agreements, covenants, indemnities, warranties and representations of Borrower or Lender contained in this Agreement or any of the other Loan Documents.

         8.14     Disbursements in Excess of Loan Amount.

                  In the event the total disbursements by Lender exceed the amount of the Loan set forth herein, the total of all disbursements shall, to the extent permitted by the laws of the State of California, constitute part of the Secured Obligations and be secured by the Deed of Trust and other Loan Documents. All other sums expended by Lender pursuant to this Agreement or any of the other Loan Documents shall be deemed to have been paid to Borrower and shall be secured by the Loan Documents.

         8.15     Severability.

                  If any term of this Agreement or any of the other Loan Documents or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or other Loan Document or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Agreement or other Loan Document shall be valid and enforceable to the fullest extent.

         8.16     Rules of Construction.

                  Where the identity of the parties to this Agreement or any of the other Loan

Documents or the circumstances make it appropriate, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. Article and Section headings in this Agreement and the other Loan Documents are included for convenience of reference only and shall not constitute a part of this Agreement or such other Loan Documents for any other purpose or be given any substantive effect. The recitals to this Agreement and to each of the other Loan Documents are incorporated herein and therein and made a part hereof and thereof.

         8.17     Applicable Law.

                  This Agreement and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

         8.18     Successors and Assigns.

                  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors an assigns. Except as expressly provided in the Loan Documents (including, without limitation, the Lease), Borrower's rights and obligations or any interest hereunder or under any of the other Loan Documents may not be assigned, including without limitation, assigned for security purposes, without the prior written consent of Lender which may be withheld in Lender's sole discretion, and any such purported assignment shall be null and void ab initio. As used herein, and in the other Loan Documents, "Lender" (or similar references to the lender) shall include all holders of the Note, including, without limitation, pledgees of the Note, whether or not named herein or therein. In exercising any rights hereunder or under any of the other Loan Documents or taking any actions provided for herein or therein, Lender may act through its employees, agents or independent contractors authorized by Lender.

         8.19     Disclosure of Information.

                  Borrower hereby acknowledges and agrees that upon the request of any partner, member or shareholder of Borrower, as applicable, Lender may disclose to such party any information (including, without limitation, financial information) relating to the Loan and Borrower's performance of its obligations under the Loan Documents. Borrower hereby indemnifies and agrees to defend and hold harmless the Indemnitees from and against any and all expenses, loss, claims, damage or liability, including, without limitation, attorneys' fees and costs, arising by reason of any disclosure of information by Lender under this
Section 8.19.

         8.20     Counterparts.

                  This Agreement and the other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. Signature and, if applicable, acknowledgment pages may be detached from the counterparts and attached to a single copy of the applicable document to physically form one document, which may be recorded if applicable.

         8.21     Entire Agreement.

                  The Loan Documents set forth the entire understanding between Borrower and Lender relative to the Loan and the same supersede all prior agreements and understandings relating to the subject matter hereof or thereof.

         8.22     Inconsistencies.

                  In the event it is impossible to simultaneously comply with the terms of this Agreement and any of the terms of any other Loan Document, the terms of this Agreement shall control over any inconsistent term of any other Loan Document.

         8.23     Time is of the Essence.

                  Time is strictly of the essence of this Agreement and the other Loan Documents.

         8.24     No Third Party Beneficiaries.

                  This Agreement and the other Loan Documents are made and entered into for the sole protection and benefit of the parties hereto, and, except as provided in Section 8.18, no other person or entity shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

                                65535RT65535CLE 9
                               PUT RIGHT & OPTION

         9.1 Borrower shall have the right at any time prior to the Maturity Date, upon delivery of written evidence reasonably satisfactory to Lender, together with such supporting documentation and certificates as Lender may in its good faith discretion require, that Borrower has completed strategic alliances or joint ventures with a cumulative value in excess of $10,000,000, as measured by initial and milestone payments received by Borrower from unaffiliated joint venture or alliance partners, and provided that no Event of Default or Potential Default exists, to cause Lender to purchase an undivided one-half interest in the Improvements in exchange for one-half of the outstanding principal balance of the Loan (up to $3,000,000). In the event that Borrower exercises such right, Borrower shall, as a condition precedent to the transfer, execute and deliver to Lender such instruments, agreements and title endorsements (including, without limitation, deeds, assignments and other conveyance documents) as Lender may reasonably request in order to convey good and marketable title to the Improvements to be conveyed to Lender, together with an amendment to the Lease in form and substance acceptable to Lender in its discretion whereby Borrower shall lease back from Lender the Improvements so conveyed and the rent thereunder shall be increased by $330,000 per annum, payable in the same manner (and subject to the same adjustments) as Basic Annual Rent thereunder.

         9.2 Borrower shall have right at any time subsequent to the sale of an undivided one-half interest in the Improvements to Lender pursuant to Section
9.1 above but prior to the Maturity Date, and provided that no Event of Default or Potential Default exists, upon delivery of written evidence reasonably satisfactory to Lender, together with such supporting documentation and certificates as Lender may in its good faith discretion require, that either (a) Borrower has completed strategic alliances or joint ventures with a cumulative value in excess of $15,000,000, as measured by initial and milestone payments received by Borrower from unaffiliated joint venture or alliance partners, or
(b) Borrower's net sales from products for the immediately preceding fiscal year (as reported in Borrower's most recent public filings with the Securities and Exchange Commission) were no less than $10,000,000, to cause Lender to purchase the remaining interest in the Improvements in exchange for the remaining outstanding principal balance of the Loan (up to $3,000,000). In the event that Borrower exercises such right, Borrower shall, as a condition precedent to the transfer, execute and deliver to Lender such instruments, agreements and title endorsements (including, without limitation, deeds, assignments and other conveyance documents) as Lender may reasonably request in order to convey good and marketable title to the Improvements to be conveyed to Lender, together with an amendment to the Lease in form and substance acceptable to Lender in its discretion whereby Borrower shall lease back from Lender the Improvements so conveyed and the rent thereunder shall be increased by an additional $330,000 per annum, payable in the same manner (and subject to the same adjustments) as Basic Annual Rent thereunder.

         9.3 Lender shall have the right at any time prior to the Maturity Date, upon delivery of written notice to Borrower, to purchase the Improvements in exchange for the outstanding principal balance of the Loan (up to $6,000,000). In the event that Lender exercises such right, Borrower shall execute and deliver to Lender such instruments, agreements and title endorsements (including, without limitation, deeds, assignments and other conveyance documents) as Lender may reasonably request in order to convey good and marketable title to the Improvements to Lender, together with an amendment to the Lease in form and substance acceptable to Lender in its discretion whereby Borrower shall lease back from Lender the Improvements so conveyed and the rent thereunder shall be increased by $660,000 per annum, payable in the same manner (and subject to the same adjustments) as Basic Annual Rent thereunder.

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered Borrower and Lender as of the date first above written.

                                           BORROWER:

                                           MATRIX PHARMACEUTICAL, INC.,
                                           a Delaware corporation



                                           By:  /s/ Ronald P. Lucas
                                                --------------------------------
                                              Its:  Vice President of Operations
                                                    ----------------------------


                                           By:
                                                --------------------------------
                                              Its:
                                                    ----------------------------


                                           LENDER:

                                           ARE-4757 NEXUS CENTRE, LLC,
                                           a Delaware limited liability company

                                           By:  ALEXANDRIA REAL ESTATE EQUITIES,
                                                L.P., a Delaware limited
                                                partnership, managing member

                                                By: ARE-QRS CORP., a Maryland
                                                    corporation, general partner


                                                  By:  /s/ Peter Nelson
                                                       -------------------------
                                                   Its:  Chief Financial Officer
                                                        ------------------------

                                    EXHIBIT A

                             Description of Project


That certain real property located in the City of San Diego, County of San Diego, State of California, having a street address of 4757 Nexus Centre Drive, more particularly described as follows:


         Parcel 1 of Parcel Map 17892 in the City and County of San Diego, according to Map filed in the Office of the County Recorder of said county on August 6, 1997.

                                   EXHIBIT B-1

                            Manufacturing Suite Plans

                                     B-1-1

                                   EXHIBIT B-2

                DESCRIPTION OF EXCLUDED IMPROVEMENTS AND FIXTURES


Production Equipment Design Requirements

MEP Design-TKG
MEP Design-TKG
Architectural Design-WHL
Civil Design-Latitude 33
Structural Design-Hope Eng.


Production Equipment

WFI System including tanks, pumps, valve, controls
RQ/DI Water Equipment
Air Handler No. 12
Cargocaire Unit
Pure Steam Generator Drip Legs


Production Equipment Contractor Work (Labor, Overhead & Profit)

Work Performed by Contractor
Site Management
Site Requirements
Contractor Fee


Production  Equipment   Subcontractor  Work  (Installation,   Material  &  Labor
Requirements)

Site Utilities
Doors/Frames/Hardware
Drywall/Taping & Painting
Flooring/Walls-Mipolam, VCT, Sheet Vinyl
Stainless Steel Casework
Kolpak Cold Box w/Honeywell Trueline Recorder
HVAC
Plumbing Systems
Process Utilities
Process Controls
Electrical


Production Facility Scope of Work Changes

Boroscoping

                                    EXHIBIT C

                        Description of Personal Property

         All of Borrower's right, title and interest, now or hereafter acquired, in and to the following; provided, however, that none of the following shall be construed to include any of those items of personal property listed on Exhibit B-2 to this Agreement, or the proceeds therefrom:

         (a) All personal property (including, without limitation, all goods, supplies, equipment, furniture, furnishings, machinery and construction materials) which Borrower now or hereafter owns or in which Borrower now or hereafter acquires an interest or right, which are now or hereafter located on or affixed to the Project and are used or useful in the maintenance or operation of any of the Improvements, together with and all books, records, leases and other documents, of whatever kind or character, relating to any of the foregoing;

         (b) All fees, income and rents which, after the date hereof and while any portion of the Secured Obligations remains unpaid, may accrue from any of the personal property described in paragraph (a) of this Exhibit C, or which may be received or receivable by Borrower from any hiring, letting, leasing, subhiring, subletting, or subleasing therefor;

         (d) All other intangible property and rights relating to the Improvements or Borrower's operation thereof, or used in connection therewith, including but not limited to all governmental permits owned by Borrower relating to construction of the Improvements, and all permits, licenses, franchises, approvals and variances relating in any way to, or to the operation, ownership and use of, the Improvements;

         (e) All judgments, claims, settlements of claims and causes of action under any legal proceeding relating to Borrower's interest in the Improvements or Borrower's use, occupancy or operation thereof;

         (f) All proceeds from sale or disposition of the Personal Property;

         (g) Borrower's rights under all insurance policies covering the Improvements or any of the Personal Property (whether or not Borrower is required to maintain such insurance under the terms of the Loan Documents), and all proceeds, loss payments and premium refunds payable regarding the same;

         (h) All reserves, deferred payments, deposits, refunds, cost savings and payments of any kind relating to the construction of any Improvements;

         (i) All causes of action, claims, compensation and recoveries for any damage to or condemnation or taking of the Improvements or the Personal Property, or for any conveyance in lieu thereof, whether direct or consequential, or for any damage or injury to the Improvements or the Personal Property, or for any loss or diminution in value of the Improvements or the Personal Property;

         (j) All architectural, structural, mechanical and engineering plans and specifications prepared for construction of Improvements and all studies, data and drawings related thereto, and all contracts and agreements of Borrower relating to such plans and specification or such studies, data and drawings or to the construction of Improvements;

         (k) All of Borrower's present and future rights in and to all refunds, rebates, reimbursements, reserves, deferred payments, deposits, cost savings, governmental subsidy payments, governmental-registered credits (such as emissions reduction credits), other credits, waivers and payments, whether in cash or kind, due from or payable by any Governmental Agency or any insurance or utility company relating to any or all of the Improvements or arising out of satisfaction of any condition imposed upon or the obtaining of any approvals for the development of the Improvements;

         (l) All of Borrower's present and future rights in and to all refunds, rebates, reimbursements, credits and payments of any kind due from or payable by any Governmental Agency or other entity for any taxes, special taxes, assessments, or similar governmental or quasi-governmental charges or levies imposed upon Borrower with respect to the Improvements or arising out of the satisfaction of any condition imposed upon or the obtaining of any approvals for the development of the Improvements;

         (m)      All Borrower's rights in proceeds of the Loan;

         (n) All Borrower's rights to receive the proceeds of any "take-out" or permanent financing or commitment to provide such financing; and

         All terms used herein which are defined in the California Commercial Code shall have the same meanings when used herein, unless the context requires otherwise.

                                   EXHIBIT D

                            Form of Promissory Note

                            SECURED PROMISSORY NOTE

$6,000,000.00                                              San Diego, California
                                                           as of March __, 1998

         FOR VALUE RECEIVED, MATRIX PHARMACEUTICAL, INC., a Delaware corporation (the "Maker"), promises to pay, on or before the "Due Date" (as defined below), to the order of ARE4-757 NEXUS CENTRE, LLC, a Delaware limited liability company or its designee (the "Holder"), having an address at c/o Alexandria Real Estate Equities, Inc., 135 N. Los Robles Avenue, Suite 250, Pasadena, California 91101, at said address or in accordance with such other instructions or place as the Holder may hereafter designate from time to time in writing, the principal sum of SIX MILLION DOLLARS ($6,000,000.00) in lawful money of the United States, with interest on the "Principal Balance" (as defined below) from the date of this Secured Promissory Note (this "Note") to and including the date on which this Note is paid in full, calculated in the manner hereinafter set forth.

         1. As used herein, the term "Principal Balance" shall mean the outstanding principal balance of this Note from time to time.

         2. The entire Principal Balance shall bear interest at the rate of eleven percent (11%) per annum, calculated on the basis of the actual number of days elapsed over a 365 day year. Interest only on the Principal Balance shall be payable monthly, in arrears, commencing on the last day of the month in which this Note is executed and thereafter on the last business day of each month until paid in full. All accrued and unpaid interest, and any other unpaid charges accruing or due hereunder, shall be added to the Principal Balance on a monthly basis.

         3. The entire unpaid Principal Balance, together with all accrued and unpaid interest thereon, shall be due and payable on the date which is four (4) calendar years from the date of this Note (the "Due Date").

         4. This Note is subject to the express condition that at no time shall the Maker be obligated or required to pay interest on any amount outstanding hereunder at a rate which could subject the Holder to either civil or criminal liability as a result of such rate being in excess of the maximum rate which the Maker is permitted by law to contract or agree to pay. If by the terms of this Note the Maker is at any time required or obligated to pay interest on any amount outstanding hereunder at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal amount outstanding hereunder.

         5. The Maker hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and agrees to pay all costs of collection when incurred, including attorneys' fees, charges and disbursements (which amounts shall be added to the Principal Balance). No extension of time for payment of this Note or any installment hereunder, and no alteration, amendment or waiver of any provision of this Note, shall release, discharge, modify, change or affect the liability of the Maker hereunder.

         6. Maker may make full or partial prepayment of the Principal Balance together with accrued and unpaid interest thereon at any time or from time to time without penalty or charge, upon at least 30 days' prior written notice to Holder.

         7. All payments received hereunder shall be applied first to accrued interest, then to any due and unpaid charges incurred by Holder in connection with this Note and thereafter to a reduction of the Principal Balance.

         8. In the event of any default by Maker under the terms of this Note, time being of the essence, Holder may, in addition to any other rights and remedies which Holder may have hereunder, at law, in equity, pursuant to: (a) that certain Loan and Security Agreement of even date herewith by and between Maker and Holder (the "Loan Agreement"); (b) that certain Lease of even date herewith by and between Holder, as landlord, and Maker, as tenant (the "Lease");
(c) that certain Deed of Trust and Fixture Filing of even date herewith executed by Maker, as trustor, to Chicago Title Insurance Company, as trustee, and naming Holder, as beneficiary, to be recorded concurrently herewith (the "Deed of Trust"); and (d) that certain California UCC-1 Financing Statement of even date herewith to be filed with the California Secretary of State, together with UCC-1 Financing Statements for such other States as are required by Holder (collectively, the "Financing Statement") (the Loan Agreement, the Lease, the Deed of Trust and the Financing Statement are herein collectively referred to as the "Loan Documents"), or otherwise, at any time following such default, without waiving any other rights or remedies available to it, declare the entire Principal Balance, accrued interest and all other amounts payable under this Note, immediately due and payable, and the entire sum shall thereby become due and payable.

         9. If any action is brought in connection with or to enforce this Note, or if this Note is placed in the hands of an attorney or agent for collection, Maker shall pay all costs, fees and disbursements of such action or collection, including, without limitation, reasonable attorneys' fees, charges and disbursements, and all such sums shall be added to and become part of the Principal Balance as and when incurred.

         10. This Note is the promissory note referred to in the Loan Agreement and is secured by the Deed of Trust.

         11. This Note and Maker's obligations hereunder and under each of the other Loan Documents are intended to be, and shall be, recourse obligations of Maker, and Holder shall have full recourse to Maker and all of its assets in connection with any default hereunder or under any of the other Loan Documents.

         12. The terms of this Note shall be governed by and construed under the laws of the State of California.

         13. This Note may not be amended or terminated orally, but only by an agreement in writing executed by the Holder.

         IN WITNESS WHEREOF, the Maker has duly executed this Note as of the date first above written.

                                                    MAKER:

                                                    MATRIX PHARMACEUTICAL, INC.,
                                                    a Delaware corporation

                                                    By: ________________________
                                                       Name: ___________________
                                                       Its: ____________________

                                  EXHIBIT "E"
                                Permitted Liens

                            EXCEPTIONS FROM COVERAGE

     This policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees or expenses) which arise by reason of:

A    1. PROPERTY TAXES,  INCLUDING ANY  ASSESSMENTS  COLLECTED WITH TAXES, TO BE
        LEVIED FOR THE FISCAL YEAR 1998-99 THAT ARE A LIEN NOT YET DUE.

B    2. THE  LIEN OF  SUPPLEMENTAL  TAXES,  IF  ANY,  ASSESSED  PURSUANT  TO THE
        PROVISIONS OF CHAPTER 3.5 (COMMENCING WITH SECTION 75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA.

C    3. THE FACT THAT THE  OWNERSHIP  OF SAID LAND  DOES NOT  INCLUDE  RIGHTS OF
        ACCESS TO OR FROM THE STREET OR HIGHWAY ABUTTING SAID LAND, SUCH RIGHTS HAVING BEEN SEVERED FROM SAID LAND BY THE DOCUMENT.

        RECORDED: APRIL 8, 1969 AS FILE NO. 59708, OFFICIAL RECORDS

        AFFECTS: IN AND TO I-805 FREEWAY, BEING A PORTION OF THE EASTERLY BOUNDARY OF PARCEL 2 AS SHOWN ON PARCEL MAP 17892.

D    4. THE RIGHTS,  AS A  "RESTRICTIVE  USE EASEMENT" AS RESERVED BY THE UNITED
        STATES OF AMERICA IN DEED DATED JULY 21, 1983 AND RECORDED JULY 28, 1983 AS FILE NO. 83-261437.

        REFERENCE IS MADE TO SAID DOCUMENT FOR FULL PARTICULARS.

        THE EXACT  LOCATION  AND EXTENT OF SAID  EASEMENT  IS NOT  DISCLOSED  OF
        RECORD.

E    5. A  RESTRICTIVE  USE  EASEMENT  IN  PERPETUITY  FOR  THE   ESTABLISHMENT,
        MAINTENANCE, OPERATION AND USE OF A SAFETY AREA OF COMPATIBLE USE ZONE IN CONNECTION WITH THE OPERATION OF THE NAVAL AIR STATION MIRAMAR AND INCIDENTAL PURPOSES, IN FAVOR OF UNITED STATES OF AMERICA, RECORDED JULY JULY 28, 1983 AS FILE NO. 83-261438 OF OFFICIAL RECORDS.

        REFERENCE IS MADE TO SAID DOCUMENT FOR FULL PARTICULARS.

        THE EXACT  LOCATION  AND EXTENT OF SAID  EASEMENT  IS NOT  DISCLOSED  OF
        RECORD.

F    6. COVENANTS,  CONDITIONS  AND  RESTRICTIONS  (BUT OMITTING ANY COVENANT OR
        RESTRICTIONS BASED ON RACE, COLOR, RELIGION, SEX, HANDICAP, FAMILIAL STATUS, OR NATIONAL ORIGIN) AS SET FORTH IN THE DOCUMENT.

        RECORDED: JULY 28, 1983 AS FILE NO. 83-261430, OFFICIAL RECORDS

G    7. PLANNING  DIRECTOR  RESOLUTION NO. 7493 PD GRANTING  PLANNED  INDUSTRIAL
        DEVELOPMENT PERMIT NO. 87-1049 AMENDMENT TO PID PERMIT NO. 86-0967.

        RECORDED JUNE 14, 1988 AS FILE NO. 88-283002.

H    8. AN OFFER OF  DEDICATION  TO PUBLIC USE OF, A PORTION OF SAID LAND,  SAID
        OFFER WAS REJECTED ON SAID MAP, BUT IS SUBJECT TO FUTURE ACCEPTANCE UNDER THE PROVISIONS OF SECTION NUMBER 66477.2 OF THE GOVERNMENT CODE OF THE STATE OF CALIFORNIA.

        DESIGNATED ON
        MAP NO.:            12473
        AS:                 RESERVED FOR FUTURE STREET
        AFFECTS:            A PORTION OF PARCEL 2 AS SHOWN ON PARCEL MAP 17892

I    9. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS
        SHOWN ON MAP OF SAID TRACT.

        EASEMENT
        PURPOSE:            SEWER, DRAINAGE, SLOPE
        AFFECTS:            AS SHOWN ON SAID MAP NO. 12473

        NOTE: A PORTION OF SAID EASEMENT WAS ABANDONED ON PARCEL MAP 17892.

J   10. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS
        SET FORTH IN A DOCUMENT

        GRANTED TO:         SAN DIEGO GAS & ELECTRIC COMPANY
        PURPOSE:            PUBLIC UTILITIES, INGRESS AND EGRESS
        RECORDED:           DECEMBER 27, 1989 AS FILE NO. 89-699805, OFFICIAL
                            RECORDS
        AFFECTS:            THE EXACT LOCATION AND EXTENT OF SAID EASEMENT IS
                            NOT DISCLOSED OF RECORD.

K RESTRICTIONS ON THE USE, BY THE OWNERS OF SAID LAND, OF THE EASEMENT AREA AS PROVIDED IN THE DOCUMENT REFERRED TO ABOVE.

N   11.  AN AGREEMENT  BETWEEN THE CITY OF SAN DIEGO AND NEXUS  CENTRE/I-805,  A
         CALIFORNIA LIMITED PARTNERSHIP, OWNER, RECORDED FEBRUARY 20, 1992 AS FILE NO. 92-0091575, OFFICIAL RECORDS, RELATING TO THE INSTALLATION, MAINTENANCE AND POSSIBLE REMOVAL OF 6" PRIVATE SEWER LATERAL AND 12" PRIVATE DRAINAGE PIPE.

N    12. PROVISIONS, HEREIN RECITED, OF THE DEDICATION STATEMENT ON THE

MAP NO:                     PARCEL MAP 16892 AND 17892
PROVISIONS:                 THIS IS A MAP OF A PLANNED INDUSTRIAL DEVELOPMENT
                            PROJECT AS DEFINED IN CHAPTER X, ARTICLE I, DIVISION
                            9 OF THE SAN DIEGO MUNICIPAL CODE.

                             Exhibit "E" (Continued)

O    13. A PENDING  ASSESSMENT FOR THE DISTRICT SHOWN BELOW.  WHEN NOTICE OF THE
         ASSESSMENT IS RECORDED WITH THE COUNTY RECORDER THE ASSESSMENT SHALL BECOME A LIEN ON SAID LAND.

     DISTRICT:  DISTRICT  DIAGRAM  OF NORTH  UNIVERSITY  CITY  AMENDED  DISTRICT
                DIAGRAM FACILITIES BENEFIT ASSESSMENT IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA

        DISCLOSED BY:       ASSESSMENT DISTRICT DIAGRAM AMENDED
        RECORDED:           AUGUST 9, 1994 AS FILE NO. 1994-0485272, OFFICIAL
                            RECORDS

P NOTICE OF ASSESSMENT RECORDED OCTOBER 1, 1991 AS FILE NO. 1991-506423 AS AUGUST 9, 1994 AS FILE NO. 1994-0485273, OFFICIAL RECORDS

Q    14. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS  INCIDENTAL  THERETO
         AS SET FORTH IN A DOCUMENT

        GRANTED TO:         CITY OF SAN DIEGO
        PURPOSE:            TUNNEL OR TUNNELS FOR UTILITY PURPOSES
        RECORDED:           MARCH  3,  1995 AS FILE NO.  1995-0093861,  OFFICIAL
                            RECORDS
        AFFECTS:            THE ROUTE THEREOF AFFECTS A PORTION OF SAID LAND AND
                            IS MORE FULLY DESCRIBED IN SAID DOCUMENT.

R    15. AN AGREEMENT  BETWEEN THE CITY OF SAN DIEGO AND MATRIX  PHARMACEUTICAL,
         INC., A DELAWARE CORPORATION, OWNER, RECORDED APRIL 24, 1997 AS FILE NO. 1997-0189196 OF OFFICIAL RECORDS. RELATING TO THE INSTALLATION, MAINTENANCE AND POSSIBLE REMOVAL OF TRASH ENCLOSURE, WATER SERVICE, PAVEMENT AND LANDSCAPING.

S    16. ANY RIGHTS,  INTEREST,  OR CLAIMS WHICH MAY EXIST OR ARISE BY REASON OF
         THE FOLLOWING FACTS.

        A) IMPROVEMENTS LIE WITHIN THE RESTRICTIVE USE EASEMENT RECORDED JULY 21, 1983 AS FILE NO. 83-261437.

        B) A BUILDING, CURBS, DECORATIVE CONCRETE, WALLS & STAIRS ENCROACH ONTO THE EASEMENT FOR WATER, SEWER, DRAINAGE AND SLOPE SHOWN ON MAP 12473.

T 17. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SHOWN OR AS OFFERED FOR DEDICATION ON THE RECORDED MAP SHOWN BELOW.

        MAP NO:             PARCEL MAP 17892 EASEMENT
        PURPOSE:            24' WIDE WATER EASEMENT
        AFFECTS:            AS SHOWN ON SAID MAP

                             Exhibit "E" (Continued)

AB   19. AN UNRECORDED LEASE AFFECTING THE PREMISES HEREIN  DESCRIBED,  EXECUTED
         BY AND BETWEEN THE PARTIES HEREIN NAMED, WITH CERTAIN TERMS, COVENANTS, CONDITIONS AND PROVISIONS SET FORTH THEREIN.

        LESSOR:        ARE-4757 NEXUS CENTRE, LLC
        LESSEE:        MATRIX PHARMACEUTICAL, INC.
        DISCLOSED BY:  MEMORANDOM OF LEASE (PARKING LEASE)
        RECORDED:      ----

AC   21. A   DOCUMENT   ENTITLED   "DECLARATION   OF   RECIPROCAL    EASEMENTS,"
         DATED-EXECUTED BY MATRIX PHARMACEUTICAL, INC., SUBJECT TO ALL THE TERMS, PROVISIONS AND CONDITIONS THEREIN CONTAINED, RECORDED-.


                            Exhibit "E" (Continued)